PHOENIX HIGH YIELD FUND
                         A SERIES OF PHOENIX SERIES FUND

            Supplement dated November 1, 2005 to the Prospectus dated
          April 19, 2005, as supplemented April 27, 2005, June 17, 2005 and October 31, 2005

IMPORTANT NOTICE TO INVESTORS

Effective November 1, 2005, Seneca Capital Management ("Seneca") is the subadviser to the Phoenix High Yield Fund (the "fund"). Phoenix Investment Counsel, Inc. ("PIC") continues to serve as the fund's investment adviser. The current prospectus for the fund is, therefore, hereby supplemented as described below.

1. The fund's investment objective and the third arrowed principal investment strategy on page 28 of the current prospectus remain unchanged.

     Certain of the fund's other principal investment strategies are being revised to reflect the investment management style of the new subadviser. Accordingly, the remaining principal investment strategies beginning on page 28 of the current prospectus are hereby replaced in their entirety with the following:

     > Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield fixed income securities.

     > The adviser manages the fund's investment program and the general operation of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading.

            o The subadviser evaluates market conditions in the context of broad macroeconomic trends. The subadviser generally overweights those sector/industries where well-valued companies can be identified and whose business profiles (and credit measures) are viewed to be improving.

            o The subadviser considers credit research an integral component of its higher quality high yield investment process. The manager invests across the credit rating spectrum with an emphasis on securities that are moving up the credit rating scale and generally those rated Ba/BB and B/B by Moody's, Standard & Poor's or Fitch, at the time of investment.

            o Principally, securities are selected from a broad universe of domestic high yield corporate bonds, although it may invest in other types of high yield securities.

     > The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase transaction costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

2. On page 29, the disclosure entitled "Emerging Market Investing" and "Foreign Investing" in the "Risks Related to Principal Investment Strategies" section are hereby deleted, since, by this supplement, this information is now found in the "Additional Investment Techniques" section under "Foreign Investing."

3. On page 33, the subtitle and the first two paragraphs of "The Adviser" subsection under "Management of the Fund" are replaced with the following:

     THE ADVISER AND SUBADVISER

     Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 47 mutual funds and as adviser to institutional clients. As of September 30, 2005, Phoenix had approximately $19.3 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.


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     Seneca Capital Management LLC ("Seneca") is the subadviser to the fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as subadviser to six fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of September 30, 2005, Seneca had approximately $11 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP) an investment adviser since 1989.

     Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Seneca, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Seneca manage the fund's assets to conform with the investment policies as described in this prospectus.

4. The following is inserted at the end of "The Adviser and Subadviser" subsection:

         "Phoenix pays Seneca a subadvisory fee at the annual rate of 0.325%."

     The advisory fee the fund pays to Phoenix remains unchanged.

5. On page 34, the "Portfolio Management" subsection under "Management of the Fund" is hereby replaced in its entirety with the following:

     AL ALAIMO, CFA, ALBERT GUTIERREZ, CFA and THOMAS N. HAAG, CFA manage the fund. Mr. Gutierrez is primarily responsible for the day-to-day management of the fund's portfolio and is supported by Mr. Alaimo and Mr. Haag.

     Mr. Alaimo has served on the fund's portfolio management team since November 2005. He is a Fixed Income Portfolio Manager and Director of Research at Seneca focused primarily on cable and satellite television, media, printing, packaging, consumer products, food and restaurants. Prior to joining Seneca in 2001, Mr. Alaimo was with Banc of America Securities LLC (1996 to 2001); his title was Managing Director. He has 20 years of investment experience.

     Mr. Gutierrez has served as lead portfolio manager of the fund since November 2005. He is Chief Investment Officer of Fixed Income of Seneca and has been with Seneca since April 2002. Prior to joining Seneca, Mr. Gutierrez headed portfolio management, trading and investment systems at American General Investment Management, managing $75 billion in client assets (2000 to 2002); he spent 12 years in a similar capacity at Conseco Capital Management. He has 23 years of investment experience.

     Mr. Haag has served on the fund's portfolio management team since November 2005. He is a Fixed Income Portfolio Manager with extensive experience in the high yield market. Prior to joining Seneca in 2002, Mr. Haag served as a High Yield Bond Portfolio Manager, a Senior Securities Analyst and led a distressed securities group with Lutheran Brotherhood (1986-2002). Mr. Haag has 20 years of investment experience.

6. Beginning on page 40, the following is hereby added to the "Additional Investment Techniques" section:

     EQUITY SECURITIES

     The High Yield Fund may invest in equity securities. Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product). The High Yield Fund may invest in preferred stocks, warrants, rights and securities convertible into common stocks. Preferred stocks may not fully participate in dividends, and convertible securities may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

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
     INVESTMENT GRADE SECURITIES

     The High Yield Fund may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the securities mentioned in the Principal Investment Strategies section, the fund may also invest in bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper.

     LOAN PARTICIPATIONS

     The High Yield Fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of a borrower's principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

     MUNICIPAL SECURITIES

     The High Yield Fund may invest in taxable municipal securities. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies (revenue) derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

     PRIVATE PLACEMENTS

     The High Yield Fund may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or in privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by the fund may involve significant delays and expense.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     The High Yield Fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

7. On page 41, the first sentence under "Foreign Investing" is hereby replaced with the following:

     "The Core Bond, Capital Growth, High Yield and Mid-Cap Growth Funds may invest in securities of foreign (non-U.S.) issuers, including emerging market securities."

8. On page 42, the subsection "Restricted Securities" is hereby deleted in its entirety.

9. On page 42, under the subsection "Small Capitalization Companies" the first sentence is hereby replaced with the following:

     "The Core Bond and Capital Growth Funds may purchase equity securities in companies with small capitalizations."

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.


PXP 393/HYF SA (11/05)

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

                             PHOENIX HIGH YIELD FUND
                         A SERIES OF PHOENIX SERIES FUND

  Supplement dated November 1, 2005 to the Statement of Additional Information dated April 19, 2005, as supplemented June 17, 2005 and August 23, 2005

IMPORTANT NOTICE TO INVESTORS

Effective November 1, 2005, Seneca Capital Management ("Seneca") is the subadviser to the Phoenix High Yield Fund (the "Fund"). Phoenix Investment Counsel, Inc. ("PIC") will continue to serve as the Fund's investment adviser.

The current Statement of Additional Information for the Fund is, therefore, hereby supplemented as follows:

The following are added to the "Investment Techniques and Risks" section beginning on page 2:

     CREDIT LINKED NOTES
       Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio ("reference entities"). The notes are usually issued by a special purpose vehicle ("SPV") that sells credit protection through a credit default swap ("CDS") transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

     DELAYED-DELIVERY TRANSACTIONS
       The High Yield Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed-delivery transactions. (The phrase "delayed delivery" is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

       When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

       The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

       When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

       A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

       When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
       The High Yield Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade ("CBT") and the International Monetary Market of the Chicago Mercantile Exchange ("CME"). Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange ("LIFFE") and the Singapore International Monetary Exchange ("SIMEX").

       The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

       As long as required by regulatory authorities, the Fund will limit its use of futures contracts and futures options to hedging transactions. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The adviser believes it is possible to reduce the effect of interest or exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The costs of and possible losses incurred from futures contracts and options thereon may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

       The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

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

       When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

       The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

       Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

       LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. When entering into a futures contract, the Fund will specifically designate on its accounting records (and marked to market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

       When selling a futures contract, the Fund will specifically designate on its accounting records (and marked to market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

       When selling a call option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

       When selling a put option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.

       In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Fund avoids being deemed a "commodity pool," the Fund is limited in its

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

     futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to positions which qualify under an alternative test. Under this alternative test, the "underlying commodity value" of each long position in a commodity contract in which the Fund invests may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than 30 days. "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

       The requirements for qualification as a regulated investment company ("RIC") also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

       RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. Using futures contracts and related options involves certain risks, including: (1) the risk of imperfect correlation between fluctuations in the value of a futures contract and the portfolio security that is being hedged; (2) the risk that in its use of futures and related options, the Fund may not outperform a fund that does not make use of those instruments; (3) the fact that no assurance can be given that active markets will be available to offset positions; (4) the fact that futures contracts and options on futures may be closed out, by entering into an offsetting position, only on the exchange on which the contracts were entered into or through a linked exchange; (5) the risk that the value of the assets underlying the futures contract on the date of delivery will vary significantly from the amount which the Fund has agreed to pay or the price at which the Fund has agreed to sell under such contract, thereby subjecting the Fund to losses; and (6) the fact that successful use of futures contracts and related options for hedging purposes will depend upon the ability of the adviser to predict correctly movements in the direction of the overall interest rate and foreign currency markets.

       The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

     INTEREST RATE TRANSACTIONS
       The High Yield Fund may enter into various hedging transactions, such as interest rate swaps, and the purchase and sale of interest rate collars, caps and floors. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The adviser believes it is possible to reduce the effect of interest rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.

       Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be specifically designated on the accounting records of the Fund. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     PARTICIPATION ON CREDITORS' COMMITTEES
       The High Yield Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the fund's ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees

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
     also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

     STRIPPED MORTGAGE-RELATED SECURITIES
       The cash flows and yields on interest-only ("IO") and principal-only ("PO") classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets in the High Yield Fund. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on the PO class will be affected more severely than would be the case with a traditional Mortgage-Backed Security.

     ZERO COUPON, STEP COUPON AND PIK BONDS
       The High Yield Fund may invest in zero coupon bonds, step coupon bonds and bonds on which interest is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest currently for its entire life. Step coupon bonds frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates (a "step coupon bond"). In the case of a zero coupon bond, the nonpayment of interest on a current basis may result from the bond's having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of a zero coupon or step coupon bond is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets.

On page 15, the section "Services of the Advisers and Subadviser" is renamed "Services of the Adviser and Subadvisers." After the third paragraph of the section, the following has been added:

       Seneca Capital Management LLC ("Seneca") is the subadviser to the High Yield Fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as subadviser to six fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of September 30, 2005, Seneca had approximately $11 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP) an investment adviser since 1989.

       The Subadvisory Agreement provides that the adviser, PIC, will delegate to Seneca the performance of certain of its investment management services under the Investment Advisory Agreement with the High Yield Fund. Seneca will furnish at is own expense the office facilities and personnel necessary to perform such services. For its services as subadviser of the High Yield Fund, Seneca is entitled to a fee that is accrued daily against the value of the Fund's net assets, payable monthly, at the annual rate of 0.325%.

The advisory fee paid to PIC remains unchanged.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 427B/HYF SA (11/05)

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